EXHIBIT 10b

UgoMedia.com TM                                      Toll Free: 1.888.647.7467
                                                              Ph: 702.876.3004
                                                             Fax: 702.876.3065
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             Web Development / Hosting Agreement
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Customer Name: Hygenistonline.com /        Online Name(s): Hygenistonline.com
               Karol Duncan
                                           Email:
Billing Address: 1409 Esther Dr.
Suite/Office(s):
City: Boulder City  State: NV  Zip: 89005
Customer Phone: (702) 293-3159
Current Email: foreel@gateway.net          Sales Person: Mike Stapleton

Contact Period:  X 12 Mo.    24 Mo.    36 Mo.
                ---       ---       ---

Website Creation:    Hosting Services:              Pricing Workspace:
-----------------    ------------------
Splash Pages         ugoVServer                    Meeting on Dec. 8th
              ---                   ---
1-5pg Site           ugoValue                      Front page in Flash
              ---                   ---             cartoonic - mouth & brush
6-10pg Site          ECommerce Hosting:
              ---    ------------------            Purchase Membership
11-20pgs             ugoPlus         X              username/password
              ---                   ---
21-30pgs       X     ugoPro
              ---                   ---
31-50pgs             ugoBusiness
              ---                   ---
51-70pgs             ugoImpact
              ---                   ---                Setup Fee: -0-
71-100pgs                                                        -------------
              ---                                   Design Costs: 5,000.00
100+ pgs             High End eCommerce:                         -------------
              ---    -------------------     First Month Hosting: 69.95
Extra pgs.           ugoPower                                    -------------
              ---                    ---        Ecommerce Hourly:
                     ugoExecutive                                -------------
                                     ---      Maintenance Hourly:
                     ugoCorporate                                -------------
                                     ---
                                                     GRAND TOTAL: 5,069.95
                                                                 -------------
                                                  Total Received: 2,569.95
                                                                 -------------
                                                     Balance Due: 2,500.00
                                                                 -------------
Other Services:                                     Mthly. Billing:
---------------------------------------------           69.75
Add. Pgs          Cold Fusion Programming  X            -----
             ---                          ---       Paid:
#pgs:             Databasing               X           Check: Number
     ------                               ---       ---             ----------
Add. Forms        CGI Scripting            X           Cash    Credit Card
             ---                          ---       ---     ---
Website Maint.    Java Scripting           X
             ---                          ---
Domain Parking    XML/DHTML Scripting
             ---                          ---
Search Engine Registration  X
                           ---

Special Instructions/Services:  Oracle 8i Database - customer will provide
                               ----------------------------------------------
direction. Set up with Cardservices International
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          hygienis
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          Karol
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Billing Type:    M/C    Visa    Amex   Credit Card #:             Exp.Date:
              ---    ---     ---

Signature: /s/ Karol Duncan      Print Name: Karol Duncan      Date: 12/4/00
          ---------------------             -----------------       ---------

    Set up fees apply to new hosting programs that do not include ugoMedia web site development.

     THIS ORDER HAS BEEN SIGNED BY AN INDIVIDUAL AUTHORIZED TO LEGALLY BIND AND OBLIGATE FOR ALL SERVICES SPECIFIED ON THIS ORDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS AND SAID INDIVIDUAL BY HIS/HER SIGNATURE ACKNOWLEDGES THATHE/SHE HAS RECEIVED A COPY OF THIS ORDER.

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www.ugomedia.com    3400 W. Desert Inn Rd., Suite #13, Las Vegas, NV 89102